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                                                                 Exhibit 10(e)
                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of March __, 1996 by and between INTER(bullet)ACT SYSTEMS, INCORPORATED, a North Carolina corporation (the "Company"), and TORONTO DOMINION INVESTMENTS, INC., a Delaware corporation (together with its successors and permitted assigns, the "Investor");

         WHEREAS, the Company and the Investor have entered into an agreement (the "Subscription Agreement") relating to the purchase by the Investor of certain shares of the Company's common stock, no par value per share ("Common Stock"), and a warrant to purchase additional shares of Common Stock (the "Warrant"); and

         WHEREAS, as a further condition to the Investor's purchase of the shares of Common Stock and Warrant pursuant to the Subscription Agreement, the Company has agreed to provide certain rights to Investor as hereinafter set forth to have the Common Stock acquired by Investor pursuant to the Subscription Agreement and the Warrant or otherwise, registered under the Securities Act of 1933, as amended (the "Securities Act"), and the securities laws of certain other jurisdictions;

         NOW, THEREFORE, in consideration of the foregoing, the Company and the Investor hereby agree as follows:

         SECTION 1. Definitions. Capitalized terms appearing herein and not otherwise defined herein shall have the meanings ascribed thereto in the Subscription Agreement. Additionally, the following terms shall have the following meanings for the purpose of this Agreement:

                  (a) "Blackout Period" has the meaning assigned to such term in
         Section 2(a) hereof.

                  (b) "Closing" and "Closing Date" are defined as the sale and issuance of the shares and Warrant and the date of sale and issuance of the shares and Warrant, respectively, pursuant to the Subscription Agreement.

                  (c) "Common Stock" is defined in the preamble to this Agreement.

                  (d) "Decline Notice" has the meaning assigned to that term in
         Section 2(b) hereof.

                  (e) "Demand Registration" has the meaning assigned to that term in Section 2(a) hereof.

                  (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended.



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                  (g) "Person" means any individual, corporation, limited
         liability company, partnership, association, trust or other entity or organization.

                  (h) "Piggyback Registration" has the meaning assigned to that term in Section 3 hereof.

                  (i) Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, or the securities laws of any jurisdiction other than the United States, and the declaration or ordering of effectiveness of such registration statement or document, or similar action in such other jurisdiction.

                  (j) "Registrable Securities" means (i) the shares of Common Stock issued or issuable pursuant to the Subscription Agreement or the Warrant or issued as a dividend or other distribution with respect to, or in exchange for or in replacement of such Common Stock (whether through stock dividends, stock splits, reclassifications, mergers, consolidations, recapitalizations or otherwise) and (ii) any other shares of Common Stock acquired by the Investor including shares issued as a dividend or other distribution with respect to, or in exchange for and in replacement of such acquired Common Stock (whether through stock dividends, stock splits, reclassifications, mergers, consolidations, recapitalizations or otherwise).

                  (k) "Registration Expenses" has the meaning assigned to that term in Section 6(a) hereof.

                  (1) "Registration Rights" means the rights to Demand Registration and Piggyback Registration of Investor pursuant to this Agreement and any other similar rights of any other Person that are in existence as of the date hereof.

                  (m) "SEC" means the Securities and Exchange Commission.

                  (n) "Secondary Securities" has the meaning assigned to that term in Section 7 hereof.

                  (o) "Securities Act" is defined in the preamble to this Agreement.

                  (p) "Subscription Agreement" is defined in the preamble to this Agreement.

                  (q) "Warrant" is defined in the preamble to this Agreement.

                  (r) "Violation" has the meaning assigned to that term in
         Section 9(a) hereof.

         SECTION 2. Registration Upon Demand. (a) At any time during the term of this Agreement and after six months from the date that the first registration statement filed by the Company under the Securities Act becomes effective, upon the written request of the Investor requesting that the Company

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effect the registration under the Securities Act of its Registrable Securities
(which request shall specify the intended method of distribution thereof), the Company shall use its best efforts to register under the Securities Act (a "Demand Registration"), as expeditiously as may be practicable, the Registrable Securities that the Company has been requested to register; provided, however, that the Investor shall not be entitled to request any Demand Registration within the twelve-month period immediately following the date of any previous request for a Demand Registration hereunder.

         (b) The Company may, at any one time during the term of this Agreement, decline a Demand Registration request of the Investor by notifying Investor in writing within fifteen (15) days of the receipt of such request (a "Decline Notice") if, in the Company's judgment, such Demand Registration would not be in the Company's best interest. The Decline Notice shall be effective for a three-month period commencing on the date thereof (the "Blackout Period") and shall operate as a bar to any additional Demand Registration requests of Investor for the remainder of the Blackout Period.

         SECTION 3. "Piggyback" Registrations. If, at any time during the term of this Agreement, the Company proposes to register any securities under the Securities Act in connection with any offering of its securities, whether or not for its own account (other than a registration statement filed with respect to the issuance of Common Stock, or securities convertible into or exchangeable for Common Stock, or rights to acquire Common Stock, on Form S-4 or otherwise in connection with an acquisition, merger or other transaction or on Form S-8 with respect to shares issuable pursuant to options granted or to be granted to employees of the Company), the Company shall furnish prompt written notice to the Investor of its intention to effect such registration and the intended method of distribution in connection therewith. On each such occasion, upon the written request of the Investor made to the Company within 30 days after the receipt of such a notice by the Company, the Company shall include in such registration such amount of the Registrable Securities as the Investor shall notify to the Company in writing (a "Piggyback Registration"), subject to
Section 7 hereof.

         SECTION 4. Obligations of the Company. Whenever the Company is required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as may be practicable:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and keep such registration statement effective for up to 60 days.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of applicable law with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the Investor such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of applicable law, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Securities owned by it.


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                  (d) Use its best efforts to register and qualify the
         securities covered by such registration statement under such other securities laws of such jurisdictions in which the securities are being registered as shall be reasonably requested by the Investor; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdictions.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The Investor shall also enter into and perform its obligations under such an agreement.

                  (f) Notify the Investor, at any time when a prospectus relating thereto is required to be delivered under applicable law, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of circumstances then existing.

         SECTION 5. Furnish Information. It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement that the Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities.

         SECTION 6. Expenses of Registration. (a) With respect to a Demand Registration, the Company shall bear and pay all out-of-pocket expenses incurred in connection with the registrations, filings or qualifications of Registrable Securities, with respect to the registrations made pursuant to Sections 2 and 4, including, without limitation, all registration, filing, and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and counsel for the Investor (the "Registration Expenses"), but excluding underwriting discounts and commissions relating to Registrable Securities.

         (b) With respect to a Piggyback Registration, the Investor shall pay a portion of the Registration Expenses incurred by or on behalf of the Investor for its benefit pro rata based on the percentage of the aggregate number of shares registered pursuant to such registration which are represented by the Registrable Securities of Investor; provided, however, the Investor may elect to be responsible for the payment of only those expenses it would bear had it exercised its right to its Demand Registration at the Company's expense if not previously exercised (in which case, the Investor would be obligated to pay a portion of the Registration Expenses incurred by or on behalf of the Investor for its benefit in connection with any Demand Registration); and provided, further, that if the Company should agree to bear the Registration Expenses of any other stockholder in any Piggyback Registration for any other stockholder of Company on terms more favorable than those applicable to the Investor, the Company will bear the expenses of the Investor in the Piggyback Registration without requiring the payment of such expenses in connection with a Demand Registration available to the

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Investor or provide the more favorable terms to the Investor, as the case may
be.

         SECTION 7. Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 3 to include any of the Registrable Securities of the Investor in the registration of the securities to be included in such underwriting, or in such underwriting itself, unless the Investor accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering, whether upon exercise of Registration Rights or otherwise (collectively, "Secondary Securities"), exceeds the number of Secondary Securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only such number of Secondary Securities, including Registrable Securities, as the underwriters determine in their sole discretion will not jeopardize the success of the offering. The Secondary Securities so included shall be apportioned first among the Investor and such other selling shareholders having exercised Registration Rights, pro rata in proportion to the total number of Secondary Securities, including Registrable Securities, owned by the Investor and such other selling shareholders, respectively, before any Secondary Shares shall be included on behalf of any other shareholder, or in such other proportion as may be agreed to by all such shareholders and the Investor.

         SECTION 8. Delay of Registration. The Investor shall not have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

SECTION 9. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless the Investor, any underwriter (as defined in the Securities Act or other applicable law) for the Investor and each Person, if any, who controls the Investor or underwriter within the meaning of the Securities Act, the Exchange Act or other applicable law, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act or other applicable law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act or other applicable law, or any rule or regulation promulgated under the Securities Act or other applicable law; and the Company will pay to the Investor, underwriter or controlling Person any reasonable legal or other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the

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         indemnity agreement contained in this Section 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Investor or such underwriter or controlling Person.

                  (b) To the extent permitted by law, the Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act or other applicable law, any underwriter, and any controlling Person of any such underwriter, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing Persons may become subject, under the Securities Act or other applicable law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Investor expressly for use in connection with such registration; and the Investor will pay any reasonable legal or other expenses incurred by any Person to be indemnified pursuant to this Section 9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor, which consent shall not be unreasonably withheld; and provided further, however, that in no event shall any indemnity under this Section 9(b) exceed the gross proceeds from the offering received by the Investor.

                  (c) Promptly after receipt by an indemnified party under this
         Section 9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
         Section 9, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this
         Section 9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than

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         under this Section 9.

                  (d) The obligations of the Company and Investor under this
         Section 9 shall survive the completion of any offering of Registrable Securities under a registration statement pursuant to this Agreement, and otherwise.

         SECTION 10. Reports. With a view to making available to the Investor the benefits of Rules 144 and 144A under the Securities Act and any other applicable rule or regulation in each other jurisdiction where the Company's securities are registered that may at any time permit the Investor to sell securities of the Company to the public without registration, the Company agrees to do the following from the date of effectiveness of the Company's first registration statement filed under the Securities Act until the end of the term of this Agreement pursuant to Section 12 hereof:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144 or other applicable law, at all times;

                  (b) file with the SEC and the applicable authority in each other jurisdiction where the Company's securities are registered in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, and the similar laws of each such other jurisdiction; and

                  (c) furnish to the Investor forthwith upon request, (i) a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed by the Company with governmental authorities (including the SEC), and (it) such other information as may be reasonably requested in availing the Investor of any rule or regulation of the SEC or similar authorities in any jurisdiction where the Company's securities are registered, which permits the selling of any such securities without registration.

         SECTION 11. "Market Stand-Off" Agreement. The Investor hereby agrees that, during the duration of the period specified by the Company and an underwriter of Common Stock or other securities of the Company following the effective date of a registration statement of the Company under the Securities Act (but no longer than six months), it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of any securities of the Company held by the Investor at any time during such period except Common Stock included in such registration and except in a private transaction in which the transferee of Investor agrees to abide by the agreement of Investor pursuant to this Section 11 for the remaining duration of the period specified to the Investor by the Company and the underwriter. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions, consistent with the provisions of this Section 11, with respect to the Registrable Securities of the Investor (and the shares or securities of every other Person subject to the foregoing restriction) until the end of such period.

         SECTION 12. Termination. Except for the right to indemnification provided herein, the Investor shall not be entitled to exercise any right provided for in this Agreement after the earlier of (i) five years following the date of effectiveness of the Company's first registration statement

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filed under the Securities Act or (ii) the date all of the Registrable
Securities then owned by Investor may be immediately resold pursuant to Rule
144.

         SECTION 13. Limitation on Registration Rights. Except to the extent that the Company is presently obligated to provide by written contract any of the following rights, the Company shall not grant, without the prior written consent of the Investor, to any Person the right to request the Company to register, whether by demand or "piggy-back", any securities of the Company in any Demand Registration filed pursuant to Section 2 hereof unless such rights provide that, in connection with any such Demand Registration involving an underwriting of any of the Investor's Registrable Securities, the securities of the Company sought to be included in such Demand Registration by such Person or in the underwriting thereunder, shall be excluded unless such Person accepts the terms of the underwriting as agreed upon between the Investor and the underwriters selected by it, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Investor. If the total amount of securities requested by all such Persons to be included in such offering upon exercise of registration rights exceeds the number of securities that the underwriters determine in their sole discretion is compatible with the success of the offering by Investor, then the Investor shall be required to include in the offering only such number of other securities as the underwriters determine in their sole discretion will not jeopardize the success of the offering. The other securities so included shall be apportioned among such other Persons pro rata in proportion to the total number of securities owned by them, respectively, or in such other proportion as may be agreed to by such Persons.

         SECTION 14. Notices. All notices hereunder shall be in writing or by telex or telecopy and shall be sufficiently given to the Investor and the Company if addressed or delivered to them at the following addresses:

         If to the Company:         Inter(bullet)Act Systems, Incorporated
                                    14 Westport Avenue
                                    Norwalk, Connecticut  06851
                                    Attn:  President





         with copies to:            Schell Bray Aycock Abel & Livingston L.L.P.
                                    Suite 1500 Renaissance Plaza
                                    230 North Elm Street
                                    Greensboro, North Carolina 27404
                                    Attention: Doris R. Bray

         If to TDI:      Toronto Dominion Capital
                         31 West 52nd Street, 20th Floor
                         New York, New York 10019
                         Attn: Eric D. Rindahl

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                                    Telecopier: 212/974-8429

         with a copy to:            Toronto Dominion Investments, Inc.
                                    909 Fannin Street
                                    Houston, Texas 77010
                                    Attn: Martha Gariepy
                                    Telecopier: 713/951-9921

or at such other address as any party may designate to any other party by written notice.

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when received if deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when transmission is verified, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

         SECTION 15. Successors and Assigns. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Investor shall bind and inure to the benefit of their respective successors and assigns, including those by operation of law, merger or consolidation. In the event the Registrable Securities are assigned to more than one Person, a Demand Registration pursuant to Section 2 may be requested only upon the written request of the holders of 50% or more of the Registrable Securities, a Piggyback Registration pursuant to
Section 3 may be requested only upon the written request of the holders of 25% or more of the Registrable Securities and all other actions pursuant to this Agreement, including without limitation amendments to this Agreement, may be taken only upon the affirmative vote of the holders of 50% or more of the Registrable Securities, which vote shall be binding upon all holders of Registrable Securities.

         SECTION 16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina without taking into account conflict of law provisions.

         SECTION 17. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company and the Investor and their respective successors and assigns any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company and the Investor and their respective successors and assigns.

         SECTION 18. Counterparts. This Agreement may be executed in any number of counterparts and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

         SECTION 19. Amendments: Waiver. No provision of this Agreement may be amended or waived except by an instrument in writing signed by the party sought to be bound. No failure or delay by any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall a waiver of a particular right or remedy on one occasion be deemed a waiver of any other right or remedy or a waiver of the same right or remedy on any subsequent occasion.


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         SECTION 20. Specific Performance. The Company recognizes that the rights of the Investor under this Agreement are unique and, accordingly, the Investor shall, in addition to such other remedies as may be available to it at law or in equity, have the right to enforce its rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law, except as otherwise provided in this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate. This Agreement is not intended to limit or abridge any rights of the Investor which may exist apart from this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized and their respective corporate seals affixed hereto as of the day and year first above written.

                                          INTER(bullet)ACT SYSTEMS, INCORPORATED


ATTEST:                                   By:
                                              Title:

         Secretary

         [Corporate Seal]
                                          TORONTO DOMINION INVESTMENTS, INC.

ATTEST:                                   By:
                                               Title:

         Secretary

         [Corporate Seal]



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